SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2002

PETsMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer

Incorporation)		Identification No.)

19601 North 27th Avenue
Phoenix, AZ 85027
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (623) 580-6100

Item 9. Regulation FD Disclosure.
SIGNATURES

Item 9. Regulation FD Disclosure.

         The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference into PETsMART, Inc.’s filings with the Securities and Exchange Commission under the Securities Act of 1933.

         On September 16, 2002, the following certifications by each of Philip L. Francis, Chairman of the Board and Chief Executive Officer of PETsMART, Inc., and Timothy E. Kullman, Senior Vice President and Chief Financial Officer of PETsMART, Inc., were filed with the Securities and Exchange Commission pursuant to Order No. 4-460, without qualification or modification.

Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Philip L. Francis, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of PETsMART, Inc., and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	the Annual Report on Form 10-K for the year ended February 3, 2002, filed with the Commission on April 15, 2002, of PETsMART, Inc.;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PETsMART, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Philip L. Francis Philip L. Francis Chairman of the Board and Chief Executive Officer (Principal Executive Officer) Date: September 16, 2002	Subscribed and sworn to before me this 16th day of September, 2002 /s/ Michelle A. Stuehling Notary Public My Commission Expires: October 21, 2002

Statement Under Oath of Principal Financial Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Timothy E. Kullman, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of PETsMART, Inc., and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	the Annual Report on Form 10-K for the year ended February 3, 2002, filed with the Commission on April 15, 2002, of PETsMART, Inc.;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PETsMART, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Timothy E. Kullman Timothy E. Kullman Senior Vice President, Chief Financial Officer (Principal Financial Officer) Date: September 16, 2002	Subscribed and sworn to before me this 16th day of September, 2002 /s/ Michelle A. Stuehling Notary Public My Commission Expires: October 21, 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETsMART, Inc.

Date: September 16, 2002

	By:	/s/ Timothy E. Kullman

Timothy E. Kullman Senior Vice President and Chief Financial Officer